UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment no. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2016

ATLAS TECHNOLOGY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-196583	47-1391708
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8444 Reseda Blvd., Suite B, Northridge, California 91324
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code	818-272-5987

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Explanatory Note

This Form 8-K/A amends the Form 8-K previously filed on July 11, 2016 (the "Original 8-K") to: (i) ) clarify that the change in control of the Corporation occurred on July 5, 2016, (ii) correct the date on which the Certificate of Amendment of Certificate of Incorporation (the "Certificate of Amendment") was filed with Delaware from July 7, 2016 to July 19, 2016, (iii) clarify that the Certificate of Amendment does not contain a provision changing the Corporation's year-end from July 31 to June 30, (iv) clarify that the bylaws were not amended to reflect the Certificate of Designations for the Series A, B and C Preferred Stock, (v) include as an exhibit the Certificate of Amendment, and (vi) provide additional updated information.

Item 5.01 Change in Control of Registrant

The change in control of Atlas Technology International, Inc. (the "Company"), as reported in the Original 8-K, occurred on July 5, 2016.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 19, 2016, the Company filed with the Secretary of State of Delaware the Certificate of Amendment. On August 23, 2016, the Company filed with the Secretary of State of Delaware an Amended and Restated Certificate of Incorporation (the “Restated Certificate”) in which the Company confirmed its name change to Atlas Technology International, Inc. (the "Name Change") and set forth therein the designations for the Series A, B and C Preferred Stock (the bylaws of the Company were not amended to reflect the Certificate of Designations for the Series A, B and C Preferred Stock).

These actions were approved by the Company's board of directors by written consent in lieu of a meeting on August 10, 2016, and the holders of a majority of its common stock approved the actions by written consent in lieu of a meeting on August 10, 2016 (the "Written Consent") in accordance with the Delaware General Corporation Law.

The Company is filing with the SEC a 14C related to the Name Change and the Restated Certificate and will file a notice with the Financial Information Regulatory Association, Inc. (“FINRA”) regarding the Name Change and the Restated Certificate. The Name Change will not be effective until processed by FINRA. The Company intends to request a new symbol from FINRA to reflect its new corporate name.

There will be no mandatory exchange of stock certificates. Following the Name Change, the share certificates which reflect the Company’s prior name will continue to be valid. In addition, certificates reflecting the new corporate name will be issued in due course as old share certificates are tendered for exchange or transfer to the Company’s transfer agent.

Fiscal Year End Change

On August 10, 2016, the Company's Board of Directors approved a change in its Fiscal Year from July 31 to June 30 to be more efficient for administrative purposes. The change in fiscal year will become effective for the Company's 2016 fiscal year which began July 1, 2015 and ended June 30, 2016.

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Item 9.01.                      Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.2	Certificate of Amendment of Certificate of Incorporation as filed with the Secretary of State of Delaware on July 19, 2016.
3.3	Amended and Restated Certificate of Incorporation as filed with the Secretary of State of Delaware on August 23, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Technology International, Inc.

Date: September 14, 2016	By:	/s/ Tiffany Aguayo
Tiffany Aguayo, Co-CEO

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